UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22216

The GAMCO Natural Resources, Gold & Income Trust by Gabelli

(formerly, The Gabelli Natural Resources, Gold & Income Trust)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Annual Report

December 31, 2011

Caesar Bryan	Vincent Hugonnard-Roche	Christopher J. Marangi	Kevin V. Dreyer

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the period January 27, 2011 (commencement of operations) through December 31, 2011, the net asset value (“NAV”) total return of the GAMCO Natural Resources, Gold & Income Trust by Gabelli (formerly, The Gabelli Natural Resources, Gold & Income Trust) (the “Fund”) was (15.0)%, compared with total returns of 4.6% and (9.6)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was (27.5)%. On December 31, 2011, the Fund’s NAV per share was $15.06, while the price of the publicly traded shares closed at $13.44 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Returns for the period January 27, 2011 through December 31, 2011 (a) (Unaudited)
	Quarter	Six Months	Since Inception (01/27/11)
GAMCO Natural Resources, Gold & Income Trust by Gabelli
NAV Total Return (b)	5.78%	(13.26)%	(15.00)%
Investment Total Return (c)	(5.01)	(22.86)	(27.49)
CBOE S&P 500 Buy/Write Index	16.14	3.22	4.61	(d)
Philadelphia Gold & Silver Index	(2.36)	(10.19)	(9.64	)(d)
Dow Jones U.S. Basic Materials Index	15.17	(17.37)	(14.54	)(d)
S&P Global Agribusiness Equity Index	7.05	(12.45)	(14.12)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies.
(b)	Total returns and average returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average returns reflect changes in closing market values on the NYSE. Since inception return is based on an initial offering price of $20.00.
(d)	From January 31, 2011, the date closest to the Fund’s inception for which data is available.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Long Positions

Metals and Mining	48.5%
Energy and Energy Services	21.8%
Specialty Chemicals	14.5%
Agriculture	6.0%
U.S. Government Obligations	4.7%
Machinery	4.5%

100.0%

Short Positions
Call Options Written	(1.7)%

(1.7)%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Fund is an income fund. The Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 95.3%
	Agriculture — 6.0%
172,500	Archer-Daniels-Midland Co.	$6,169,662	$4,933,500
153,000	Bunge Ltd. (a)	10,772,798	8,751,600
74,000	Monsanto Co. (a)	5,285,531	5,185,180

		22,227,991	18,870,280

	Energy and Energy Services — 21.8%
100,000	Anadarko Petroleum Corp. (a)	7,675,500	7,633,000
15,000	Apache Corp. (a)	1,814,550	1,358,700
75,000	Arch Coal Inc.	1,991,685	1,088,250
30,000	Baker Hughes Inc.	1,461,000	1,459,200
290,000	BG Group plc	6,858,243	6,199,295
155,000	Cameron International Corp.† (a)	9,027,023	7,624,450
18,000	Cheniere Energy Inc.†	186,300	156,420
35,000	CONSOL Energy Inc.	1,761,130	1,284,500
120,000	Halliburton Co. (a)	4,727,084	4,141,200
150,000	LDK Solar Co Ltd., ADR†	1,759,695	628,500
135,000	National Oilwell Varco Inc. (a)	10,510,196	9,178,650
40,000	Occidental Petroleum Corp.	3,924,600	3,748,000
170,000	Renesola Ltd., ADR† (a)	1,849,498	260,100
60,000	Schlumberger Ltd.	5,376,140	4,098,600
50,000	Statoil ASA, ADR	1,350,025	1,280,500
195,000	Suncor Energy Inc. (a)	8,720,226	5,621,850
142,000	Total SA, ADR (a)	8,476,150	7,257,620
25,000	Transocean Ltd.	1,982,750	959,750
130,000	Trina Solar Ltd., ADR†	3,954,177	868,400
270,000	Weatherford International Ltd.† (a)	5,759,784	3,952,800

		89,165,756	68,799,785

	Machinery — 4.5%
120,000	CNH Global NV†	5,723,200	4,318,800
87,500	Deere & Co. (a)	7,570,280	6,768,125
40,000	Joy Global Inc.	3,804,800	2,998,800

		17,098,280	14,085,725

	Metals and Mining — 48.5%
195,000	Agnico-Eagle Mines Ltd. (a)	13,327,637	7,082,400
300,000	Alderon Iron Ore Corp.†	1,222,321	789,203
216,666	Allied Gold Mining plc†	903,239	478,668
134,000	Alpha Natural Resources Inc.† (a)	7,180,900	2,737,620
200,000	AngloGold Ashanti Ltd., ADR	9,370,970	8,490,000
166,000	Antofagasta plc	3,728,487	3,132,221
130,000	ArcelorMittal	3,477,057	2,364,700
182,500	AuRico Gold Inc.†	1,801,275	1,461,825
210,000	Barrick Gold Corp. (a)	10,010,083	9,502,500
20,000	BHP Billiton Ltd., ADR	1,812,396	1,412,600
150,000	Compania de Minas Buenaventura SA, ADR (a)	6,265,500	5,751,000
300,000	Duluth Metals Ltd.†	879,876	615,460
200,000	Eldorado Gold Corp.	3,327,027	2,752,393
153,000	Freeport-McMoRan Copper & Gold Inc. (a)	8,159,025	5,628,870
263,000	Globe Specialty Metals Inc.	5,790,428	3,521,570
630,000	Gold Fields Ltd., ADR	10,205,502	9,607,500
180,000	Goldcorp Inc. (a)	7,748,117	7,965,000
353,100	Harmony Gold Mining Co. Ltd., ADR (a)	4,114,480	4,110,084
400,000	Hochschild Mining plc	3,481,157	2,396,571
100,000	IAMGOLD Corp.	2,190,490	1,585,000
770,000	Kinross Gold Corp. (a)	12,880,699	8,778,000
900,000	Lundin Mining Corp.†	6,606,974	3,418,896

Shares		Cost	Market Value

200,000	Nevada Copper Corp.†	$1,102,200	$1,016,933
235,000	Newcrest Mining Ltd. (b)	9,095,713	7,122,850
205,000	Newmont Mining Corp. (a)	11,106,702	12,302,050
300,000	Northam Platinum Ltd.	2,051,994	1,114,889
740,000	PanAust Ltd.†	3,142,873	2,421,986
58,000	Peabody Energy Corp.	3,610,146	1,920,380
600,000	Perseus Mining Ltd.†	1,878,228	1,472,829
60,000	Randgold Resources Ltd., ADR (a)	5,139,780	6,126,000
27,500	Rio Tinto plc, ADR (a)	1,839,239	1,345,300
750,000	Romarco Minerals Inc.†	846,418	795,092
77,700	Royal Gold Inc. (a)	5,087,493	5,239,311
135,000	Silver Lake Resources Ltd.†	461,502	415,614
50,000	Teck Resources Ltd., Cl. B	2,749,720	1,759,500
160,000	Titanium Metals Corp.	3,079,632	2,396,800
46,000	Umicore SA	2,423,833	1,897,392
670,000	USEC Inc.†	3,006,558	763,800
180,000	Vale SA, ADR (a)	6,138,950	3,861,000
50,000	Vedanta Resources plc	1,901,612	788,141
80,000	Xstrata plc	1,835,925	1,215,058
400,000	Yamana Gold Inc. (a)	5,144,046	5,876,000

		196,126,204	153,433,006

	Specialty Chemicals — 14.5%
110,000	Agrium Inc. (a)	9,700,000	7,382,100
27,500	Air Liquide SA	3,566,489	3,402,220
26,000	CF Industries Holdings Inc.	3,531,173	3,769,480
108,000	E. I. du Pont de Nemours and Co. (a)	5,507,010	4,944,240
28,000	FMC Corp.	2,247,697	2,409,120
50,000	Intrepid Potash Inc.†	1,857,840	1,131,500
170,000	Potash Corp of Saskatchewan Inc	9,382,500	7,017,600
18,000	Praxair Inc.	1,704,802	1,924,200
59,900	Rockwood Holdings Inc.†	2,743,923	2,358,263
218,000	The Dow Chemical Co. (a)	8,200,197	6,269,680
106,000	The Mosaic Co.	8,251,355	5,345,580

		56,692,986	45,953,983

	TOTAL COMMON STOCKS	381,311,217	301,142,779

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
20,000	Duluth Metals Ltd., expire 01/18/13† (b)	0	0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.7%
$14,985,000	U.S. Treasury Bills, 0.000% to 0.040%††, 03/08/12 to 05/10/12 (c)	14,984,706	14,984,307

TOTAL INVESTMENTS — 100.0%		$396,295,923	316,127,086

CALL OPTIONS WRITTEN (Premiums received $10,458,567)			(5,457,351)

Other Assets and Liabilities (Net)			106,885

NET ASSETS — COMMON STOCK (20,633,894 common shares outstanding)			$310,776,620

NET ASSET VALUE PER COMMON SHARE ($310,776,620 ÷ 20,633,894 shares outstanding)			$15.06

See accompanying notes to financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Number of Contracts		Expiration Date/ Exercise Price	Market Value

	OPTIONS CONTRACTS WRITTEN (d) — (1.7)%
	Call Options Written — (1.7)%
460	Agnico-Eagle Mines Ltd.	Feb. 12/80	$1,610
300	Agrium Inc.	Jan. 12/82.50	1,500
800	Agrium Inc.	Jan. 12/85	4,000
257	Air Liquide SA(e)	Mar. 12/100	72,179
1,340	Alpha Natural Resources Inc.	Jan. 12/31	3,350
1,000	Anadarko Petroleum Corp.	Feb. 12/75	510,000
1,000	AngloGold Ashanti Ltd., ADR	Jan. 12/55	4,000
1,000	AngloGold Ashanti Ltd., ADR	Apr. 12/48	127,500
166	Antofagasta plc(f)	Mar. 12/1400	85,395
50	Apache Corp.	Jan. 12/100	2,100
100	Apache Corp.	Apr. 12/105	23,600
1,300	ArcelorMittal	Mar. 12/22	65,650
400	Arch Coal Inc.	Apr. 12/20	12,600
800	Archer-Daniels-Midland Co.	Mar. 12/28	147,600
925	Archer-Daniels-Midland Co.	Mar. 12/31	50,875
300	Baker Hughes Inc.	Apr. 12/55	64,500
1,000	Barrick Gold Corp.	Jan. 12/55	6,000
500	Barrick Gold Corp.	Apr. 12/57.50	23,500
290	BG Group plc(f)	Mar. 12/14	323,138
200	BHP Billiton Ltd., ADR	Jan. 12/70	57,400
530	Bunge Ltd.	Jan. 12/72.50	5,300
1,000	Bunge Ltd.	Apr. 12/70	20,000
1,550	Cameron International Corp.	Jan. 12/55	23,250
260	CF Industries Holdings Inc.	Feb. 12/145	252,200
180	Cheniere Energy Inc.	Mar. 12/12	4,500
400	CNH Global NV	Mar. 12/35	154,000
800	CNH Global NV	Jun. 12/45	138,000
200	CONSOL Energy Inc.	Apr. 12/49	10,800
225	Deere & Co.	Mar. 12/67.50	256,500
650	Deere & Co.	Mar. 12/85	92,625
780	E.I. du Pont de Nemours & Co.	Jan. 12/46	74,880
150	E.I. du Pont de Nemours & Co.	Jan. 12/55	150
150	E.I. du Pont de Nemours & Co.	Apr. 12/55	2,925
2,000	Eldorado Gold Corp.(g)	May 12/17	126,626
1,530	Freeport-McMoRan Copper & Gold Inc.	Feb. 12/41	120,870
6,300	Gold Fields Ltd, ADR	Feb. 12/17	144,900
500	Goldcorp Inc.	Jan. 12/52.50	4,500
900	Goldcorp Inc.	Jan. 12/60	2,700
200	Goldcorp Inc.	Apr. 12/55	14,800
200	Halliburton Co.	Jan. 12/42	1,400
200	Halliburton Co.	Jan. 12/45	800
400	Halliburton Co.	Jan. 12/46	800
400	Halliburton Co.	Apr. 12/45	22,600
2,531	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/15	25,310
1,000	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/15.50	2,350
500	IAMGOLD Corp.	Jan. 12/20	4,000
400	Joy Global Inc.	Apr. 12/85	142,000
1,800	Kinross Gold Corp.	Jan. 12/20	1,800
4,700	Kinross Gold Corp.	Feb. 12/21	11,750
4,500	Lundin Mining Corp.(g)	Apr. 12/5	88,344
4,500	Lundin Mining Corp.(g)	Apr. 12/6	33,129
640	Monsanto Co.	Jan. 12/72.50	71,680
100	Monsanto Co.	Jan. 12/77.50	2,450
500	National Oilwell Varco Inc.	Jan. 12/67.50	136,500
850	National Oilwell Varco Inc.	Feb. 12/77.50	72,250
700	Newmont Mining Corp.	Jan. 12/65	21,000
1,350	Newmont Mining Corp.	Mar. 12/67.50	125,550
100	Occidental Petroleum Corp.	Jan. 12/75	189,500
100	Occidental Petroleum Corp.	Jan. 12/95	23,000
200	Occidental Petroleum Corp.	Jan. 12/100	13,600
300	Peabody Energy Corp.	Mar. 12/46	4,800
1,700	Potash Corp of Saskatchewan Inc.	Mar. 12/55	26,350
180	Praxair Inc.	Jan. 12/110	13,950
200	Randgold Resources Ltd., ADR	Mar. 12/112.50	61,094

Number of Contracts		Expiration Date/ Exercise Price	Market Value

400	Randgold Resources Ltd., ADR	Mar. 12/115	$107,000
1,700	Renesola Ltd., ADR	Jul. 12/3	17,000
275	Rio Tinto plc, ADR	Jan. 12/60	3,300
299	Rockwood Holdings Inc.	Feb. 12/50	6,727
300	Rockwood Holdings Inc.	May 12/45	76,500
777	Royal Gold Inc.	Jan. 12/75	27,195
300	Schlumberger Ltd.	Jan. 12/75	10,500
300	Schlumberger Ltd.	May 12/75	103,500
500	Statoil ASA, ADR	Jan. 12/25	50,000
1,200	Suncor Energy Inc.	Mar. 12/31	141,600
200	Teck Resources Ltd., Cl. B	Jan. 12/52.50	500
300	Teck Resources Ltd., Cl. B	Feb. 12/35	81,000
660	The Mosaic Co.	Jan. 12/67.50	2,970
400	The Mosaic Co.	Jun. 12/65	56,000
800	Titanium Metals Corp.	Jan. 12/19	4,000
400	Titanium Metals Corp.	Mar. 12/18	10,000
720	Total SA, ADR	Jan. 12/50	151,200
700	Total SA, ADR	Feb. 12/57.50	10,500
250	Transocean Ltd.	Feb. 12/62.50	1,000
900	Vale SA, ADR	Jan. 12/25	2,250
900	Vale SA, ADR	Feb. 12/26	4,950
350	Weatherford International Ltd.	May 12/16	44,450
1,000	Weatherford International Ltd.	May 12/17	98,000
1,350	Weatherford International Ltd.	May 12/21	39,150
80	Xstrata plc(f)	Mar. 12/1100	36,029
4,000	Yamana Gold Inc.	Apr. 12/17	240,000

	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $10,458,567)		$5,457,351

(a)	Securities, or a portion thereof, with a value of $134,912,420 were pledged as collateral for options written.
(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $7,122,850 or 2.25% of total investments.
(c)	At December 31, 2011, $1,000,000 of the principal amount was pledged as collateral for options written.
(d)	At December 31, 2011, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(e)	Exercise price denoted in Euros.
(f)	Exercise price denoted in British Pounds.
(g)	Exercise price denoted in Canadian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	70.1%	$221,474,697
Europe	14.9	47,115,037
South Africa	7.4	23,322,473
Asia/Pacific	4.4	13,974,379
Latin America	3.2	10,240,500

Total Investments	100.0%	$316,127,086

Short Positions
North America	(1.4)%	$(4,594,000)
Europe	(0.3)	(814,041)
South Africa	(0.0)	(29,310)
Latin America	(0.0)	(20,000)

Total Investments	(1.7)%	$(5,457,351)

See accompanying notes to financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $396,295,923)	$316,127,086
Foreign currency, at value (cost $93,250)	93,551
Cash	1,058
Deposit at brokers	212,157
Dividends and interest receivable	296,490

Total Assets	316,730,342

Liabilities:
Call options written (premiums received $10,458,567)	5,457,351
Payable for investments purchased	921
Payable for investment advisory fees	268,524
Payable for payroll expenses	47,471
Payable for accounting fees	3,750
Other accrued expenses	175,705

Total Liabilities	5,953,722

Net Assets (applicable to 20,633,894 shares outstanding)	$310,776,620

Net Assets Consist of:
Paid-in capital	$386,123,031
Accumulated distributions in excess of net investment income	(178,551)
Net unrealized depreciation on investments	(80,168,837)
Net unrealized appreciation on written options	5,001,216
Net unrealized depreciation on foreign currency translations	(239)

Net Assets	$310,776,620

Net Asset Value per Common Share:
($310,776,620 ÷ 20,633,894 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$15.06

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2011 (a)

Investment Income:
Dividends (net of foreign withholding taxes of $211,583)	$4,148,468
Interest	27,975

Total Investment Income	4,176,443

Expenses:
Investment advisory fees	3,269,371
Payroll expenses	130,721
Legal and audit fees	111,000
Shareholder communications expenses	110,000
Trustees’ fees	85,250
Accounting fees	41,250
Custodian fees	31,515
Shareholder services fees	25,000
Interest expense	797
Miscellaneous expenses	31,092

Total Expenses	3,835,996

Net Investment Income	340,447

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	219,983
Net realized gain on written options	18,147,333
Net realized loss on foreign currency transactions	(58,801)

Net realized gain on investments, written options, and foreign currency transactions	18,308,515

Net change in unrealized appreciation/depreciation:
on investments	(80,168,837)
on written options	5,001,216
on foreign currency translations	(239)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(75,167,860)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(56,859,345)

Net Decrease in Net Assets Resulting from Operations	$(56,518,898)

(a)	The Fund commenced investment operations on January 27, 2011.

See accompanying notes to financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2011 (a)
Operations:
Net investment income	$340,447
Net realized gain on investments, written options, and foreign currency transactions	18,308,515
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(75,167,860)

Net Decrease in Net Assets Resulting from Operations	(56,518,898)

Distributions to Common Shareholders:
Net investment income	(990,584)
Net realized short-term gain	(17,836,929)
Return of capital	(7,129,203)

Total Distributions to Common Shareholders	(25,956,716)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	391,818,298
Net increase in net assets from common shares issued upon reinvestment of distributions	2,254,289
Offering costs for common shares charged to paid-in capital	(820,353)

Net Increase in Net Assets from Fund Share Transactions	393,252,234

Net Increase in Net Assets Attributable to Common Shareholders	310,776,620

Net Assets Attributable to Common Shareholders:
End of period (including undistributed net investment income of $0)	$310,776,620

(a)	The Fund commenced investment operations on January 27, 2011.

See accompanying notes to financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period:

	Period Ended December 31, 2011 (a)
Operating Performance:
Net asset value, beginning of period	$19.06	(c)

Net investment income	0.02
Net realized and unrealized loss on investments, written options, and foreign currency transactions	(2.76)

Total from investment operations	(2.74)

Distributions to Common Shareholders:
Net investment income	(0.05)
Net realized short-term gains	(0.86)
Return of capital	(0.35)

Total distributions to common shareholders	(1.26)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(e)

Net Asset Value, End of Period	$15.06

NAV total return †	(15.00	)%*

Market value, end of period	$13.44

Investment total return ††	(27.46	)%**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (000's)	$310,777
Ratio of net investment income to average net assets	0.10	%(d)
Ratio of operating expenses to average net assets (b)	1.17	%(d)
Portfolio turnover rate	37.5	%†††

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Not Annualized.
*	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
**	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	The Fund commenced investment operations on January 27, 2011.
(b)	The Fund incurred interest expense during the period ended December 31, 2011. The effect of interest expense was minimal.
(c)	The beginning of period NAV reflects a $0.04 reduction of costs associated with the initial public offering.
(d)	Annualized.
(e)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  Effective December 1, 2011, The Gabelli Natural Resources, Gold & Income Trust changed its name to GAMCO Natural Resources, Gold & Income Trust by Gabelli (the “Fund”). The Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 27, 2011, upon the sale of 18,500,000 shares of beneficial interest in the amount of $353,350,000 (net of underwriting fees and expenses of $17,470,353). In addition on March 4, 2011 and on March 16, 2011, the Fund issued 1,000,000 shares of beneficial interest and 1,008,811 shares of beneficial interest, respectively, in the amount of $19,100,000 and $19,268,290, respectively, (net of underwriting fees of $900,000 and $907,930, respectively) in conjunction with the exercises of the underwriters’ overallotment option. The Adviser agreed to pay the Fund’s offering costs (other than the underwriting fees) which exceed $0.04 per common share. The Fund trades on the NYSE under the symbol “GNT”.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short-term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$146,310,156	$7,122,850	—	$153,433,006
Other Industries (a)	147,709,773	—	—	147,709,773
Total Common Stocks	294,019,929	7,122,850	—	301,142,779
Warrants:
Metals and Mining	—	—	$0	0
U.S. Government Obligations	—	$14,984,307	—	14,984,307
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$294,019,929	$22,107,157	$0	$316,127,086
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(2,688,980)	$(2,768,371)	—	$(5,457,351)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(2,688,980)	$(2,768,371)	—	$(5,457,351)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ depreciation †	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
Metals and Mining	$—	$—	$—	$—	$0	$—	$—	$—	$0	$—
TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$—	$0	$—	$—	$—	$0	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the period ended December 31, 2011, the Fund held no investments in equity contract for difference swap agreements.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. The Fund primarily writes covered call or put options. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2011 are reflected within the Schedule of Investments.

The Fund held equity options contracts from February 1, 2011 through the period ended December 31, 2011 with an average monthly premium amount while outstanding of approximately $13,586,801. Please refer to Note 4 for option activity during the period ended December 31, 2011.

As of December 31, 2011, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written. For the period ended December 31, 2011, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/ or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  The Board of Trustees of the Fund declared a $0.14 per share initial cash distribution payable on April 21, 2011 to common shareholders of record on April 14, 2011 and monthly thereafter at the same rate.

Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and reclassifications of gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $471,586 and to increase accumulated net realized loss on investments, written options, and foreign currency transactions by $471,586.

The tax character of distributions paid during the period ended December 31, 2011 was as follows:

Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$18,827,513
Return of capital	7,129,203

Total distributions paid	$25,956,716

Provision for Income Taxes.  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(75,167,860)
Qualified late year loss deferral*	(178,551)

Total	$(75,346,411)

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund elected to defer $178,551 of late year ordinary losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/ depreciation at December 31, 2011:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$396,295,923	$3,901,357	$(84,070,194)	$(80,168,837)
Written options	(10,458,567)	5,807,269	(806,053)	5,001,216

	$385,837,356	$9,708,626	$(84,876,247)	$(75,167,621)

The Fund is required to evaluate tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the period ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, there were no open tax years. The tax period ended December 31, 2011

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

remains subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the period ended December 31, 2011, the Fund paid or accrued $41,250 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the period ended December 31, 2011, the Fund paid or accrued $130,721 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the period ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $493,858,986 and $114,545,019, respectively.

Written options activity for the Fund for the period ended December 31, 2011 was as follows:

	Number of Contracts	Premiums
Options outstanding at January 27, 2011	—	—
Stock splits on options	850	—
Options written	383,228	$53,113,811
Options repurchased	(226,641)	(32,243,029)
Options expired	(68,081)	(8,116,108)
Options exercised	(11,751)	(2,296,107)

Options outstanding at December 31, 2011	77,605	$10,458,567

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the period ended December 31, 2011, the Fund did not repurchase any shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	Period Ended December 31, 2011
	Shares	Amount
Shares issued in offering	20,514,047	$391,818,298
Shares issued upon reinvestment of distributions	119,847	2,254,289

Net increase	20,633,894	$394,072,587

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The GAMCO Natural Resources, Gold & Income Trust by Gabelli:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Natural Resources, Gold & Income Trust by Gabelli (hereafter referred to as the “Trust”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period January 27, 2011 (commencement of operations), through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

TRUSTEES AND OFFICERS

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Natural Resources, Gold & Income Trust by Gabelli at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INDEPENDENT TRUSTEES[4]:
Anthony J. Colavita Trustee Age: 76	Since 2008*	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 2008***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Mario d’Urso Trustee Age: 71	Since 2008**	5	Chairman of Mittel Capital Markets S.p.A., since 2001; Senator in the Italian Parliament (1996-2001)	-—
Vincent D. Enright Trustee Age: 68	Since 2008***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Frank J. Fahrenkopf, Jr. Trustee Age: 72	Since 2008*	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
William F. Heitmann Trustee Age: 62	Since 2011*	1	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems); Director of Pension Real Estate Association (trade association)
Michael J. Melarkey Trustee Age: 62	Since 2008**	5	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)
Kuni Nakamura Trustee Age: 43	Since 2008***	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Anthonie C. van Ekris Trustee Age: 77	Since 2008**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Trustee Age: 66	Since 2008*	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of
			E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

TRUSTEES AND OFFICERS

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2011 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2011

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 45	Since 2011	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Molly A.F. Marion Vice President Age: 57	Since 2011	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2006
David I. Schachter Vice President and Ombudsman Age: 58	Since 2011	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli & Company, Inc. since 1999

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
4	Trustees who are not interested persons are considered “Independent” Trustees.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Annual Meeting of GAMCO Natural Resources, Gold & Income Trust by Gabelli shareholders’ will be held on Monday, May 14, 2012 at the Greenwich Library in Greenwich, Connecticut.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividend and Distributions

	Payable Date	Record Date	Total amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gain (a)	Return of Capital (a)(b)	Dividend Reinvestment Price
Common Shares
	04/21/11	04/14/11	$0.14000	$0.10160	—	$0.03840	$19.8400
	05/23/11	05/16/11	0.14000	0.10160	—	0.03840	18.4673
	06/23/11	06/16/11	0.14000	0.10160	—	0.03840	17.6300
	07/22/11	07/15/11	0.14000	0.10160	—	0.03840	18.8600
	08/24/11	08/17/11	0.14000	0.10160	—	0.03840	16.2192
	09/23/11	09/16/11	0.14000	0.10160	—	0.03840	14.8286
	10/24/11	10/17/11	0.14000	0.10160	—	0.03840	15.8229
	11/22/11	11/15/11	0.14000	0.10160	—	0.03840	14.5772
	12/16/11	12/13/11	0.14000	0.10160	—	0.03840	13.5484

			$1.26000	$0.91440	—	$0.34560

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV.

Corporate Dividends Received Deductions, Qualified Dividend Income, and U.S. Government Securities Income

In 2011, the Fund paid to common shareholders ordinary income dividends of $0.91440 per share. For 2011, 0.36% of the ordinary dividend qualified for the dividend received deduction available to corporations, 0.88% of the ordinary income distribution was deemed qualified dividend income, and 2.33% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Government securities was 0.12%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 4.74%.

Historical Distributions Summary

	Investment Income (c)	Short-Term Capital Gain (c)	Long-Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2011	$0.04770	$0.86670	—	$0.34560	$1.26000	$0.34560

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TRUSTEES AND OFFICERS

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Trustees

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President of Finance

Verizon Communications, Inc.

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and

Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

Common
NYSE Symbol:	GNT
Shares Outstanding:	20,633,894

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ Symbol for the Net Asset Value is “XGNTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10.0% or more from the net asset value of the shares.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GNT Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $5,000 for 2010 and $34,000 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2010 and $0 for 2011. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,250 for 2010 and $44,750 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

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•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages The GAMCO Natural Resources, Gold & Income Trust by Gabelli, (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

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Caesar M.P. Bryan serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan joined GAMCO Investors, Inc. in 1994 and has been primarily responsible for the day-to-day investment management of the GAMCO Gold Fund, Inc. a registered open-end investment company, since its inception in 1994.

Kevin V. Dreyer serves as a Co-Lead Portfolio Manager for the Fund and is responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio. Mr. Dreyer joined Gabelli & Company in 2005 as a research analyst and currently leads the consumer research team. He holds an MBA from Columbia Business School. Mr. Dreyer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.

Vincent Hugonnard-Roche serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s option strategy. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

Christopher J. Marangi serves as a Co-Lead Portfolio Manager for the Fund and is responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio. Mr. Marangi joined Gabelli & Company in 2003 as a research analyst and currently leads the digital research team covering the global media and telecommunications industries. Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then an Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds an MBA from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	1.8B	0	0

	Other Pooled Investment Vehicles:	2	3.5M	2	3.5M

	Other Accounts:	15	65.7M	0	0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
2. Kevin V. Dreyer	Registered Investment Companies:	5	4.8B	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	99	164.2M	0	0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
3. Vincent Hugonnard-Roche	Registered Investment Companies:	1	1.2B	0	0

	Other Pooled Investment Vehicles:	1	27.4M	0	0

	Other Accounts:	2	248.1K	0	0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
4. Christopher J. Marangi	Registered Investment Companies:	5	5.3B	2	2.1B

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	102	164.8M	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M.P. Bryan, Kevin V. Dreyer, Vincent Hugonnard-Roche, and Christopher J. Marangi each owned $1-$10,000, $0, $0 and $0, respectively, of shares of the Trust as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/11 through 07/31/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Month #3 09/01/11 through 09/30/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Month #5 11/01/11 through 11/30/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 20,633,894 Preferred – N/A

Total	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)The GAMCO Natural Resources, Gold & Income Trust by Gabelli (formerly, The Gabelli Natural Resources, Gold & Income Trust)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.